SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 17, 2008 (January 11, 2008)
Date of Report (Date of earliest event reported)
GOODRICH PETROLEUM CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12719 (Commission File Number)	76-0466193 (IRS Employer Identification Number)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)
(713) 780-9494
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Ninth Amendment to Amended and Restated Credit Agreement
Second Lien Term Loan Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Credit Agreement
          On January 11, 2008, Goodrich Petroleum Corporation (the “Company”) entered into the Ninth Amendment to its Amended and Restated Credit Agreement (the “Amendment”). The Amendment (i) restates certain defined terms to reflect the fact that the Second Lien Facility did not close by December 31, 2007 and (ii) revises certain provisions and defined terms to reflect the fact that the borrowing under the Second Lien Facility will be accomplished without the use of notes. All other material terms remain the same.
          The foregoing description of the terms of the Amendment is qualified in its entirety to the Amendment, which is filed hereto as Exhibit 10.1 to this report and is incorporated herein by reference.
Second Lien Term Loan Agreement
          On January 16, 2008, the Company entered into the Second Lien Term Loan Agreement (the “Second Lien Facility”). The Second Lien Facility (i) contains a borrowing capacity of $75,000,000, taken in a single draw by the Company at closing, (ii) matures on December 31, 2010 and (iii) contains material financial covenants, including (a) an asset coverage ratio (defined as proved reserves to total debt) of not less than 1.5 to 1.0, (b) a total debt to EBITDAX ratio of not more than 3.0 to 1.0 and (c) an EBITDAX to interest expense ratio of not less than 3.0 to 1.0.
          The foregoing description of the terms of the Second Lien Facility is qualified in its entirety to the Second Lien Facility, which is filed hereto as Exhibit 10.2 to this report and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
          The Company issued a press release on January 17, 2008 announcing its 2008 capital expenditure budget and the closing of its Second Lien Facility.
          A copy of the Company’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.
          In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description

10.1	Ninth Amendment to Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of January 11, 2008.

10.2	Second Lien Term Loan Agreement among Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of January 16, 2008.

99.1	Press Release dated January 17, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: January 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Ninth Amendment to Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of January 11, 2008.

10.2	Second Lien Term Loan Agreement among Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of January 16, 2008.

99.1	Press Release dated January 17, 2008.